UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2006

ENDO NETWORKS, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-51753	75-2882833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 2205, Suite A, Zhengxin Building, No. 5, Gaoxin 1st Road, Gao Xin District,
Xi’an, Shaanxi Province, People’s Republic of China

(Address of Principal Executive Offices)

(029) 8209-1099

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Endo Networks, Inc. (the “Registrant” or “Endo”) has informed LBB & Associates Ltd., LLP ("LBB"), its independent registered public accounting firm, that Endo has dismissed LBB and has engaged a new independent registered public accounting firm. The new independent registered public accounting firm is Schwartz Levitsky Feldman LLP, Chartered Accountants (“SLF”). Pursuant to Item 304(a) Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

(a)	(i)	Endo dismissed LBB as its independent registered public accounting firm (“Independent Accountant”) effective on November 9, 2006.

(ii)
The audit reports of LBB on Endo’s financial statements for the years ended September 30, 2005 and September 30, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for explanatory paragraphs indicating that there was substantial doubt as to Endo's ability to continue as a going concern.

(iii)	The dismissal of LBB and engagement of SLF was approved by the Corporation's Board of Directors.

(iv)
During Endo’s fiscal year ended September 30, 2005 and the subsequent interim period through November 9, 2006, the date of the dismissal of LBB, Endo did not have any disagreement with LBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v)
No "reportable events" (as defined in Item 304(a)(1)(iv) of Regulation S-B) occurred during the Endo's most recent fiscal year and any subsequent interim period, preceding the dismissal of LBB as Endo’s Independent Accountant.

(b)	On November 9, 2006, Endo engaged SLF, to be Endo's independent registered public accounting firm.

(i)
Prior to engaging SLF, Endo had not consulted SLF regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on Endo’s financial statements or a reportable event, nor did Endo consult with SLF regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	Endo did not have any disagreements with LBB and therefore did not discuss any past disagreements with LBB.

(c)
The Registrant has requested LBB to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant regarding LBB. A copy of LBB's consent is filed as Exhibit 16.1 to this Form 8-K.

Item 3.03  MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

Reference is made to the disclosure set forth under Item 5.03 below of this Current Report and Exhibit 3.3 hereto regarding the amendment of the Endo’s Bylaws approved by the Endo’s Board of Directors to allow for any action required by law to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, to be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by a majority of the shareholders entitled to vote with respect to the subject matter thereof, and which disclosure is incorporated herein by reference.

Item 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On November 9, 2006, Endo’s Board of Directors, by unanimous written consent, approved an amendment to Article II, Section 11 of Endo’s Bylaws, effective on November 9, 2006, by which shareholders will be allowed to approve corporate actions without a meeting, as allowed under Nevada Revised Statutes Section 78.320, by written consent if a majority of the shareholders entitled to vote with respect to the corporate action sign the written consent approving such actions. Previously, all of the shareholders entitled to vote had to sign the written consent for corporate action to be approved without a meeting.

Item 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d) INDEX TO EXHIBITS.

Exhibit Number	Description
3.3	Text of Amendment to Bylaws of Endo Networks, Inc.
16.1	Consent from LBB & Associates Ltd., LLP dated November 17, 2006.

[SIGNATURES PAGE FOLLOWS.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2006	ENDO NETWORKS, INC.

	By:	/s/ Baowen Ren
Baowen Ren
Chief Executive Officer